Exhibit 99.1

Monthly Operating Report
Case Name: Espre Solutions Inc.
Accrual Basis-1
Case Number: 09-30572-hdh-11

Comparative Balance Sheet

Assets		Schedule Amount	Jan-09	Feb-09	Mar-09
1	Unrestricted Cash	751,644.99		574,439.40	311,179.56
2	Restricted Cash			-
3	Total Cash	751,644.99		574,439.40	311,179.56
4	Accounts Receivable (Net)	225.00		3,953.66	4,542.94
5	Inventory	0.00		0.00	0.00
6	Notes Receivable	0.00		0.00	0.00
7	Prepaid Expenses	0.00		0.00	1,210.00
8	Other (Attach List)	0.00		0.00	0.00
9	Total Current Assets	751,869.99		578,393.06	316,932.50
10	Property Plant & Equipment	80,000.00		80,000.00	80,000.00
11	Less: Accumulated Depreciation/Depletion			(207,962.53)	(214,603.50)
12	Net Property, Plant & Equipment	80,000.00		(127,962.53)	(134,603.50)
13	Due From Insiders			0.00	0.00
14	Other Assets - Net of Amortization (Attach List)	3,095,517.00		3,095,517.00	3,095,517.00
15	Other (Attach List)	109,730.50		708,779.31	652,302.95
16	Total Assets	4,037,117.49		4,254,726.84	3,930,148.95
PostPetition Liabilities
17	Accounts Payable	0.00		43,986.86	139,728.80
18	Taxes Payable	0.00		0.00	0.00
19	Notes Payable	0.00		0.00	0.00
20	Professional Fees	0.00		0.00	0.00
21	Secured Debt	0.00		0.00	0.00
22	Other (Attach List)	0.00		352,704.32	378,393.67
23	Total PostPetition Liabilities	0.00		396,691.18	518,122.47
PrePetition Liabilities
24	Secured Debt	6,035,258.00		6,036,286.00	6,036,286.00
25	Priority Debt	13,417.98		13,417.98	13,417.98
26	Unsecured Debt	547,350.54		547,350.54	547,350.54
27	Other (Attach List)			0.00	0.00
28	Total PrePetition Liabilities	6,596,026.52		6,597,054.52	6,597,054.52
29	Total Liabilities	6,596,026.52		6,993,745.70	7,115,176.99
Equity
30	PrePetition Owner's Equity	0.00		(3,729,375.03)	(3,729,375.03)
31	PostPetition Cumulative Profit or (Loss)	0.00		(415,461.21)	(861,470.39)
32	Direct Charges to Equity (Attach Explanation)	0.00		1,405,817.38	1,405,817.38
33	Total Equity	0.00		(2,739,018.86)	(3,185,028.04)
34	Total Liabitities & Owner's Equity	6,596,026.52		4,254,726.84	3,930,148.95

Assets			Schedule Amount
14	Other Assets - Net of Amortization (Attach List)
	IP and Software	3,095,517.00	3,095,517.00

15	Other (Attach List)
	Acron	21,642.00	21,642.00
	Wright Ginsberg Brusilow	0.00	62,088.50
	Sweeney Gates	0.00	10,000.00
	Apple, Norris & Fink	205.95	1,000.00
	Leclair Ryan	0.00	15,000.00
	Time Warner	1,955.00
	Scott Griggs	500.00
	Investment - Blideo, Inc.	550,000.00
	Notes Rec. - Vizeo, Inc.	38,000.00
	Notes Rec. - William Hopke	20,000.00
	Notes Rec. - BG Moore	20,000.00
		652,302.95	109,730.50

PostPetition Liabilities
22	Other (Attach List)
	Accrued Expenses	-30,000.00
	Accrued Vacation/Sick Pay	101,881.81
	Direct Deposit Liabilities	-62,264.29
	Accrued Interest	175,000.00
	Accrued Other Liabilities	0.00
	Wages Payable	102,865.47
	Payroll Liabilities	6,359.75
	Employee Benefits Payable	0.00
	Due to ESPRE Consulting	0.00
	Accrued Rent	84,550.93
		378,393.67

32 Direct Changes to Equity

The following are items that differ from GAAP Books to Schedules
On Schedule not in Books
	Schedules	Books	Difference
Property Plant & Equipment	80,000.00	439,379.61	(359,379.61)	Schedules at FMV books at historical
IP and Software	3,095,517.00	71,560.16	3,023,956.84	Schedules at FMV books at historical

CFM Capital Limited Payalbe	228,000.00	38,000.00	190,000.00	Amount of claim VS balance on books
Dr Chao Payable	30,000.00	-	30,000.00	Written off
Digital Reach Payable	236.06	-	236.06	Paid
Level 3 Payable	1,671.76	-	1,671.76	Paid
Island Stock Transfer Payable	166.00	-	166.00	Paid
Acron U.S. Management Payable	398.95	-	398.95	Written off

Secured Debt	6,036,286.00	5,000,000.00	1,036,286.00	Interest & Penalities not recorded on books

PrePetition Owner's Equity	(3,729,375.03)	(3,729,375.03)	-

Rounding Error			1.08
			1,405,817.38

Monthly Operating Report
Case Name: Espre Solutions Inc.
Accrual Basis-2
Case Number: 09-30572-hdh-11

Income Statement
Revenues		Jan-09	Feb-09	Mar-09	Quarter Total
1	Gross Revenues		0.00	0.00	0.00
2	Less: Returns & Discounts		0.00	0.00	0.00
3	Net Revenue		0.00	0.00	0.00
Cost of Goods Sold
4	Material		0.00	0.00	0.00
5	Direct Labor		66,413.60	48,413.60	114,827.20
6	Direct Overhead		0.00	0.00	0.00
7	Total Cost of Goods Sold		66,413.60	48,413.60	114,827.20
8	Gross Profit		(66,413.60)	(48,413.60)	(114,827.20)
Operating Expenses
9	Officer/Insider Compensation		37,083.32	31,630.71	68,714.03
10	Selling & Marketing		849.42	151.75	1,001.17
11	General & Administrative		197,320.24	263,708.02	461,028.26
12	Rent & Lease		10,814.77	10,415.82	21,230.59
13	Other (Attach List)		0.00	0.00	0.00
14	Total Operating Expenses		246,067.75	305,906.30	551,974.05
15	Income Before Non-operating Income & Expense		(312,481.35)	(354,319.90)	(666,801.25)
Other Income & Expenses
16	Non-operating Income (Att. List)		(1,046.95)	(403.57)	(1,450.52)
17	Non-operating Expense (Att. List)		0.00	0.00	0.00
18	Interest Expense		25,131.33	25,000.00	50,131.33
19	Depreciation/Depletion		0.00	0.00	0.00
20	Amortization		1,543.29	1,543.57	3,086.86
21	Other (Attach List)		0.00	0.00	0.00
22	Net Other Income & Expenses		25,627.67	26,140.00	51,767.67
Reorganization Expenses
23	Professional Fees		75,701.38	65,219.12	140,920.50
24	U.S. Trustee Fees		0.00	0.00	0.00
25	Other (Attach List)		1,650.81	330.16	1,980.97
26	Total Reorganization Expenses		77,352.19	65,549.28	142,901.47
27	Income Tax		0.00	0.00	0.00
28	Net Profit (Loss)		(415,461.21)	(446,009.18)	(861,470.39)

Other Income & Expenses
16	Non-operating Income (Att. List)
	Interest income	(403.57)

Reorganization Expenses
25	Other (Attach List)
	BK 8K filing expense	330.16

Monthly Operating Report
Case Name: Espre Solutions Inc.
Accrual Basis-3
Case Number: 09-30572-hdh-11

Cash Receipts And Disbursements		Jan-09	Feb-09	Mar-09	Quarter Total
1	Cash-Beginning of Month		751,644.99	574,439.40	751,644.99
Receipts From Operation
2	Cash Sales		0.00	0.00	0.00
Collections fo Accounts Receivable
3	PrePetition		0.00	0.00	0.00
4	PostPetition		0.00	0.00	0.00
5	Total Operating Receipts		0.00	0.00	0.00
	Non-Operating Recepts
6	Loans & Advances (Attach List)		0.00	0.00	0.00
7	Sale of Assets		0.00	0.00	0.00
8	Other (Attach List)		14,598.27	36,029.76	50,628.03
9	Total Non-Operating Receipts		14,598.27	36,029.76	50,628.03
10	Total Receipts		14,598.27	36,029.76	50,628.03
11	Total Cash Available		766,243.26	574,439.40	751,644.99
Operating Disbursements
12	Net Payroll		(116,674.36)	(125,849.27)	(242,523.63)
13	Payroll Taxes Paid		(45,564.00)	(23,355.67)	(68,919.67)
14	Sales, Use & Other Taxes Paid		0.00	0.00	0.00
15	Secured/Rental/ Leases		0.00	0.00	0.00
16	Utilities		(3,748.17)	(27,015.71)	(30,763.88)
17	Insurance		(2,579.72)	0.00	(2,579.72)
18	Inventory Purchases		0.00	0.00	0.00
19	Vehicle Expenses		0.00	0.00	0.00
20	Travel		(4,455.47)	(5,866.15)	(10,321.62)
21	Entertainment		0.00	0.00	0.00
22	Repairs & Maintenance		(2,920.00)	(26,545.59)	(29,465.59)
23	Supplies		(1,152.90)	(1,823.77)	(2,976.67)
24	Advertising		(465.00)	0.00	(465.00)
25	Other (Attach List)		(12,593.43)	(88,502.62)	(101,096.05)
26	Total Operating Disbursements		(190,153.05)	(298,958.78)	(489,111.83)
Reorganization Expenses
27	Professional Fees		0.00	0.00	0.00
28	U.S. Trustee Fees		0.00	0.00	0.00
29	Other (Attach List)		(1,650.81)	(330.16)	(1,980.97)
30	Total Reorganization Expenses		(1,650.81)	(330.16)	(1,980.97)
31	Total Disbursements		(191,803.86)	(299,288.94)	(491,092.80)
32	Net Cash Flow		(177,205.59)	(263,259.18)	(440,464.77)
33	Cash-End of Month		574,439.40	311,180.22	311,180.22

Non-Operating Recepts
8	Other (Attach List)
10600 · Vanquard Admiral Trsry MM-WF	03/01/2009	3-1	2.46
10600 · Vanquard Admiral Trsry MM-WF	03/01/2009	3-3	401.11
10100 · Bank of America - #2457	03/03/2009		1,076.75
10100 · Bank of America - #2457	03/05/2009		402.00
10100 · Bank of America - #2457	03/06/2009		10,000.00
10100 · Bank of America - #2457	03/09/2009		295.89
10100 · Bank of America - #2457	03/12/2009		10,817.00
10100 · Bank of America - #2457	03/12/2009		9,067.66
10100 · Bank of America - #2457	03/23/2009		1,066.11
10100 · Bank of America - #2457	03/30/2009		438.36
10100 · Bank of America - #2457	03/31/2009		822.50
10100 · Bank of America - #2457	03/04/2009		-21,075.26
10100 · Bank of America - #2457	03/27/2009		22,715.18
			36,029.76

Operating Disbursements
25	Other (Attach List)
10100 · Bank of America - #2457	03/03/2009	1021	AETNA	-29,666.30
10100 · Bank of America - #2457	03/31/2009		AETNA	0.00
10100 · Bank of America - #2457	03/02/2009	1019	Telethra	-30,000.00
10100 · Bank of America - #2457	03/13/2009	1033	BG Moore	-7,791.66
10100 · Bank of America - #2457	03/13/2009	1038	R Systems	-9,280.00
10100 · Bank of America - #2457	03/13/2009	1039	RCG Information	-3,848.00
10100 · Bank of America - #2457	03/27/2009	1040	BG Moore	-7,791.66
10200 · Bank of America - #1850	03/27/2009		Bank of America	-25.00
10600 · Vanquard Admiral Trsry MM-WF	03/01/2009	3-1		-25.00
10600 · Vanquard Admiral Trsry MM-WF	03/01/2009	3-1		-25.00
10600 · Vanquard Admiral Trsry MM-WF	03/01/2009	3-1		-25.00
10600 · Vanquard Admiral Trsry MM-WF	03/01/2009	3-2		-25.00
				-88,502.62

Reorganization Expenses
29	Other (Attach List)
10100 · Bank of America - #2457	03/13/2009	1035	Edgar Filings LTD	-330.16
				-330.16

Monthly Operating Report
Case Name: Espre Solutions Inc.
Accrual Basis-4
Case Number: 09-30572-hdh-11

Accounts Receibable Aging		Schedule Amount	Jan-09	Feb-09	Mar-09
1	0-30			(1,198.04)	4,387.54
2	31-60			-	(69.60)
3	61-90			225.00
4	91+				225.00
5	Total Accounts Receivable			(973.04)	4,542.94
6	Amount Considered Uncollectible			(225.00)	(225.00)
7	Accounts Receivable (Net)			(1,198.04)	4,317.94

Aging of PostPetition Taxes and Payables				Month:	Mar-09
Taxes Payable		0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
xx1	Federal	8.00	1,267.95			1,275.95
xx2	State	50.40	6,694.61			6,745.01
xx3	Local					0.00
xx4	Other (Attach List)					0.00
xx5	Total Taxes Payable	58.40	7,962.56	0.00	0.00	8,020.96

xx6	Accounts Payable	36,127.00	71,146.49	(296.00)		106,977.49

Status of PostPetition Taxes			Month:	Mar-09
Federal		Beginning Tax Liability*	Amount Withheld And/or Accrued	Amount Paid	Ending Tax Liability
1	Withholding**		21,161.00	(10,859.00)	10,302.00
2	FICA Employee**		9,757.01	(4,885.21)	4,871.80
3	FICA Employer**		9,757.01	(4,885.21)	4,871.80
4	Unemployment	1,267.95	8.00		1,275.95
5	Income
6	Other (Attach List)
7	Total Federal Taxes	1,267.95	40,683.02	(20,629.42)	21,321.55
State and Local
8	Withholding
9	Sales
10	Excise
11	Unemployment	6,694.60	50.40		6,745.00
12	Real Property
13	Personal Property
14	Other (Attach List)
15	Total State & Local
16	Total Taxes	6,694.60	50.40	0.00	6,745.00

*	The beginning tax liability should represent the liability from the prior month or, if this the the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupons and payment receipt to verify payment or deposit

Monthly Operating Report
Case Name: Espre Solutions Inc.
Accrual Basis-5
Case Number: 09-30572-hdh-11

The debtor in possession must complete the reconciliation below for each bank account including all geneall, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterick next to the account number.  Attach additional sheets if necessary.

		Month:	Mar-09
Bank Reconciliations		Account #1	Account #2	Account #3
A.	Bank:	Bank of America	Bank of America
B.	Account Number:	375 555 2457	0047 9619 1850
C.	Purpose (Type):	Checking	Checking		Total
1	Balance Per Bank Statement	319,805.20	0.00		319,805.20
2	Add: Total Deposits Not Credited	0.00	0.00		0.00
3	Subtract: Outstanding Checks	(9,124.98)	0.00		-9,124.98
4	Other Reconciling Items	0.00	0.00		0.00
5	Month End Balances Per Books	310,680.22	0.00		310,680.22
6	Number of Last Check Written	1049

Investment Accounts
Bank, Account Name & Number		Date of Purchase	Type of Instructment	Purchase Price	Current Valaue
7
8
9
10
11	Total Investments

Cash
12	Currency On Hand	500.00

13	Total Cash - End of Month	311,180.22

Monthly Operating Report
Case Name: Espre Solutions Inc.
Accrual Basis-6
Case Number: 09-30572-hdh-11
Month: Mar-09

Payments To Insiders and Professionals

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101 (31) (A)-(F) of the U.S. bankruptcy code) and to professionals.  Also, for payments to insiders, indentify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc).  Attach additional sheets if necessary.

		Insiders
	Name	Type of Payment	Amount Paid MTD	Total Paid to Date
1	BG Moore	Check	15,583.32	31,166.76
2	Bob Logan	Paycheck	2,500.00	7,500.00
3	William Hopke	Check/Paycheck/Wire	13,547.39	30,047.39
4
5
6	Total Payments To Insiders		31,630.71	68,714.15

		Professionals
	Name	Date of Court Order Authorizing Payment	Amount Approved	Amount Paid	Total Paid To Date	Total Incurred & Unpaid*
1	Wright Ginsberg Brusilow	4/7/2009	33,838.69	33,838.69	33,838.69	61,001.12
2
3
4
5
6	Total Payments To Professionals				33,838.69	61,001.12

*	Include all fees incurred, both approved and unapproved

PostPetition Status of Secured Notes, Leases Payable and Adequate
Protection Payments
	Name of Creditor	Scheduled Monthly Payments Due	Amounts Paid During Month	Total Unpaid PostPetition
1	Acron KingsPark, L.P.	21,543.98	21,543.98	0.00
2
3
4
5
6	Total	21,543.98	21,543.98	0.00

Monthly Operating Report
Case Name: Espre Solutions Inc.
Accrual Basis-7
Case Number: 09-30572-hdh-11

Questionaire
		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		x
2	Have any funds been disbursed from any account other than a debtor in possession account?		x
3	Are any postpetition receivables (accounts, notes, or loans) due from related parties?		x
4	Have any payments been made on prepetition liabilities this reporting period?		x
5	Have any postpetition loans been received by the debtor from any party?		x
6	Are any postpetition payroll taxes past due?		x
7	Are any postpetition state or federal income taxes past due?		x
8	Are any postpetition real estate taxes past due?		x
9	Are any other postpetition taxes past due?		x
10	Are any amounts owed to postpetition creditors delinquent?		x
11	Have any prepetition taxes been paid during the reporting period?		x
12	Are any wage payments past due?		x

If the answer to any of the above questions is "yes" provide a detailed explanation of each item attach additional sheets if necessary.

Insurance		Yes	No
1	Are workers compensation, general liability and other necessary insurance coverages in effect?	x
2	Are all premium payments paid current?	x
3	Please Itemize Policies Below

If the answer to any of the above questions is "no" or if any policies have been cancelled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Installment Payments

Type of Policy	Carrier	Period Covering	Payment Amount & Frequency
D&O	Illinois National Insurance Co.	9/28/08 to 9/28/09	2,579.72	Monthly
Workers Comensation	Twin City Fire Insurance Co.	9/22/08 to 9/22/09	3,751.05	Quarterly
Umbrella/Property	Chubb	9/2/08 to 9/2/09	2,605.00	Annual